SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 20, 2002

HEI, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
 (State or Other Jurisdiction of Incorporation)

0-10078 (Commission File Number)	41-0944876 (IRS Employer Identification No.)

1495 Steiger Lake Lane, Victoria, Minnesota (Address of Principal Executive Offices)	55386 (Zip Code)

952-443-2500
 (Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Shareholder Presentation of 2/20/02

Item 9. Regulation FD Disclosure.

     The Annual Meeting of Shareholders of HEI, Inc. is being held on February 20, 2002. A copy of the presentation materials of the company’s President and Chief Executive Officer are being used at this meeting and plan to be used at other meetings from time to time thereafter is filed as Exhibit 99.1 hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED, this 20th day of February 2002.

HEI, Inc. By: /s/ Anthony J. Fant Anthony J. Fant President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Shareholder presentation of February 20, 2002.

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